                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     ----------------------------------------------------------------------
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 1, 2001
                                                          -------------

                          PECO ENERGY TRANSITION TRUST
                          (Issuer of Transition Bonds)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                               PECO ENERGY COMPANY
              (Grantor of Issuer and Servicer of Transition Bonds)
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                    333-31646                51-0382130
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                          PECO Energy Transition Trust
              c/o First Union Trust Company, National Association
                                920 King Street
                           Wilmington, Delaware 19801
               (Address of principal executive ofices) (Zip Code)

                                 (302) 888-7532
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)



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Item 5. Other Events
        -------------

         Reference is made to the registration statement on Form S-3, as amended (Registration No. 333-51740), filed by PECO Energy Company and PECO Energy Transition Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Pursuant to such registration statement, $805,460,000 aggregate principal amount of Transition Bonds Series 2001-A were issued and sold by PECO Energy Transition Trust to redeem $480,240,000 of its Transition Bonds Series 1999-A Class A-3 and $325,220,000 of its Transition Bonds Series 1999-A Class A-5. The transaction was closed on March 1, 2001.

         In connection with this transaction, PECO Energy Company and PECO Energy Transition Trust entered into the material agreements attached hereto as Exhibits.

Item 7. Financial Statements and Exhibits
        ---------------------------------

         A list of the Exhibits filed herewith is attached hereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                          PECO ENERGY TRANSITION TRUST
                          (Issuer of Transition Bonds)


                          By: /s/ Thomas R. Miller
                              -------------------------------------------
                              Thomas R. Miller
                              Beneficiary Trustee


                          PECO ENERGY COMPANY,
                          (Grantor of PECO Energy Transition Trust and
                          Servicer of the Transition Bonds)


                          By: /s/ Thomas P. Hill, Jr.
                              --------------------------------------------
                                Thomas P. Hill, Jr.
                                Vice President and Chief Financial Officer


                                       2
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                                  EXHIBIT INDEX

Exhibit No.   Exhibit
-----------   -------
1.1           Underwriting Agreement dated February 15, 2001 among PECO Energy
              Transition Trust, PECO Energy Company and Salomon Smith Barney,
              Inc., as representative of the several underwriters named therein.

4.3.1 Indenture dated as of March 1, 1999 between PECO Energy Transition Trust and The Bank of New York (Incorporated by reference to the Registrant's Report on Form 8-K filed on March 31, 1999, File No. 333-58055).

4.3.2 Series Supplement dated as of March 1, 2001 between PECO Energy Transition Trust and The Bank of New York.

4.3.3 Series Supplement dated as of May 2, 2000 between PECO Energy Transition Trust and The Bank of New York (incorporated by reference to the Registrant's Report on Form 8-K filed on May 11, 2000, File No. 33-58055).

10.1 Intangible Transition Property Sale Agreement dated as of March 25, 1999, as amended and restated as of May 2, 2000 (incorporated by reference to the Registrant's Report on Form 8-K filed on May 11, 2000, File No. 333-58055).

10.2 Amendment No. 1 to Intangible Transition Property Sale Agreement dated as of March 25, 1999, as amended and restated as of May 2, 2000, between PECO Energy Transition Trust and PECO Energy Company.

10.3 Master Servicing Agreement dated as of March 25, 1999, as amended and restated as of May 2, 2000 (incorporated by reference to the Registrant's Report on Form 8-K filed on May 11, 2000, File No. 333-58055).

10.4 Amendment No. 1 Master Servicing Agreement dated as of March 25, 1999, as amended and restated as of May 2, 2000, between PECO Energy Transition Trust and PECO Energy Company.